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                                                                 Exhibit 23.3

                                   CONSENT


     We hereby consent to the references to us in the Prospectus Supplement to the Prospectus dated February 14, 1997 (collectively, the "Prospectus") of Brandywine Realty Trust (which Prospectus is part of a Registration Statement on Form S-3, Registration No. 333-20991), and we further consent to the reference to us under the heading "Experts" in the Prospectus Supplement.

     This consent may be filed as an exhibit to the Registration Statement or to a Form 8-K filed by Brandywine Realty Trust.


                                            CUSHMAN & WAKEFIELD OF
                                            PENNSYLVANIA, INC.



                                            By: /s/ John B. Rush
                                                ---------------------
                                                Name: John B. Rush
                                                Title: Director

June 26, 1997



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